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                                 Exhibit 10.25

                       AMENDMENT TO EMPLOYMENT AGREEMENT



         THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is made and entered into as of this 21st day of November, 1996, by and between Timothy E. Kish (the "Executive") and Capital Bank, a Florida corporation (the "Company").

         WHEREAS, the Executive and the Company desire to amend the Employment Agreement dated as of January 1, 1996 by and between the Executive and the Company to modify certain terms thereof (the "Agreement"); and

         WHEREAS, the Board of Directors has determined that it is in the best interest of the Company to amend the Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Section 3.3 of the Agreement is hereby amended by deleting the first sentence and substituting in lieu thereof as follows:

                 "3.3     Incentive Compensation.  The Executive shall be
         entitled to receive incentive compensation ("Incentive Compensation") during each year of the Initial Term of this Agreement equal to the amount of incentive compensation for such year determined pursuant to the Incentive Compensation Plan as in effect during such time (the "Incentive Compensation Plan").

         2. All provisions of the Agreement, except as expressly amended by this Amendment, shall remain in full force and effect.

         IN WITNESS WHEREOF, the Executive and the Company have executed this Amendment as of the date first above written.

                                        CAPITAL BANK

                                        By: /s/ Daniel M. Holtz
                                            ------------------------------------
                                            Daniel M. Holtz, Chairman of the
                                            Board, Chief Executive Officer and
                                            President

                                        EXECUTIVE

                                            /s/ Timothy E. Kish
                                        ----------------------------------------
                                        Timothy E. Kish